UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No. )
Filed by the Registrant ☒
Filed by a Party Other than the Registrant ☐

Check the Appropriate Box

☐	Preliminary Proxy Statement

☐	Confidential for Use of the Commission only (as permitted by Rule 14a-6(e)(2)).

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☒	Soliciting Material Pursuant to § 240.14a-12.

BGSF, Inc.
(Name of Registrant as Specified In Its Charter)
(Name of Persons(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (check the appropriate box):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

[Opening Remarks – Eric]

Hello everyone, and thank you for joining today’s call.

As Beth shared earlier, we’ve reached an important milestone in BGSF’s strategic journey. I’m here to provide more detail, answer your questions, and introduce you to the leadership at INSPYR Solutions.

First and foremost, a huge thank you to Beth Garvey for her leadership and vision.

Beth has been instrumental in shaping BGSF into the company it is today. Her dedication, strategic insight, and unwavering commitment to our people and clients have left a lasting impact. We simply would not be where we are without her. As she transitions from her role, we extend our deepest gratitude and wish her all the best in her next chapter.

We’ve entered into an exclusive agreement to divest our Professional Division to INSPYR Solutions. This is a strategic move that positions both organizations for focused growth and long-term success.

Before we dive into the details, I’d like to welcome Trent, CEO, and Steve, CRO, of INSPYR Solutions, who will share more about their organization and vision.

[Trent/Steve – Introduction to INSPYR Solutions]

(Trent speaks here – overview of INSPYR’s history, services, culture, and strategic goals.)

(Steve CRO says a few remarks)

[ERIC – Key Transition Topics]

Thanks, Trent and Steve.

Let’s walk through the key areas that matter most to you:

1. Compensation

Let me be clear: there are no plans to reduce compensation. Our goal is to ensure that everyone is kept whole through this transition. Your contributions are valued, and we’re committed to continuity and fairness.

2. Benefits

We know benefits are top of mind. Ahead of this call, we’ve conducted a side-by-side analysis of BGSF and INSPYR’s benefit offerings.

•Health Coverage: INSPRY has a robust benefits plan with more options at similar rates for health coverage options.

•401(k): INSPYR offers retirement benefits through a 401K with matching. Be on the lookout for details in the FAQs that will be heading your way.

•PTO: There will be no change to current PTO policy

3. Office Locations

All Professional Division offices will transition to INSPYR. None of our office locations will be closed as part of this deal.

4. Timeline and What’s Next

Here’s what to expect moving forward:

•We are currently preparing a proxy statement for filing with the SEC and distribution to our shareholders.

•Once approved, we’ll schedule a shareholder vote.

•After shareholder approval, we’ll coordinate a closing date.

•Post-close, we’ll begin integration planning and execution.

5. For Now – Business as Usual

Until the transaction closes:

•Your roles, responsibilities, and reporting lines remain unchanged.

•Please continue to serve the utility and our partners with the same excellence you always have.

•We will be putting together an FAQ document that will be distributed to you to provide more details. As always, please feel free to speak with your manager or HR about any questions.

[Closing – Eric]

We know change brings questions, and we’re committed to transparency throughout this process. We’ll continue to share updates as we’re able, and we’ll make sure you have the information and support you need every step of the way.

Thank you again for your professionalism, your patience, and your continued dedication.

Forward-Looking Statements

This communication contains forward-looking statements within the meaning of U.S. federal securities laws. Such forward-looking statements include, but are not limited to, statements regarding the proposed transaction, obtaining customary shareholder approval, satisfying closing conditions, the closing, including its timing, of the sale of BGSF, Inc.’s Professional Division, the use of proceeds of the sale, the projected operational and financial performance of BGSF and its various subsidiaries, including following the sale of BGSF’s Professional Division, its offerings of services and solutions and developments and reception of its services and solutions by client partners, and BGSF’s expectations, hopes, beliefs, intentions, plans, prospects, or strategies regarding the future revenue and the business plans of BGSF’s management team. Any statements contained herein that are not statements of historical fact may be deemed to be forward-looking statements. In addition, any statements that refer to projections, forecasts, or other characterizations of future events or circumstances, including any underlying assumptions, are forward-looking statements. The words “anticipate,” “believe,” “continue,” “could,” “endeavor,” “estimate,” “expect,” “intends,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “will,” “would,” and similar expressions may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. The forward-looking statements contained in this communication are based on certain assumptions and analyses made by the management of BGSF considering their respective experience and perception of historical trends, current conditions, and expected future developments and their potential effects on BGSF as well as other factors they believe are appropriate in the circumstances. There can be no assurance that future developments affecting BGSF will be those anticipated. These forward-looking statements involve a number of risks, uncertainties (some of which are beyond the control of the parties), or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements, including the closing conditions for the sale of BGSF’s Professional Division not being satisfied, the ability of the parties to close the transaction on the expected closing timeline or at all, the nature, cost, or outcome of any legal proceedings relating to the transaction, the impact of the contemplated transaction on our stock price, the ability of BGSF to service or otherwise pay its debt obligations, including in the event the closing does not occur, the mix of services or solutions utilized by BGSF’s client partners and such client partners’ needs for these services or solutions, market acceptance of new offerings of services or solutions, the ability of BGSF to expand what it does for existing client partners as well as to add new client partners, whether BGSF will have sufficient capital to operate as anticipated, the impact the transaction or its announcement may have on BGSF’s operations, team members, field talent, client partners, and other constituents, the demand for BGSF’s services and solutions, economic activity in BGSF’s industry and in general, and certain risks, uncertainties, and assumptions described in BGSF’s most recently filed Annual Report on Form 10-K and subsequently filed Quarterly Reports on Form 10-Q under the heading “Risk Factors.” Should one or more of these risks or uncertainties materialize or should any of the assumptions being made prove incorrect, actual results may vary in material respects from those projected in these forward-looking statements. BGSF undertakes no obligation to update or revise any forward-looking statements, whether because of new information, future events, or otherwise, except as may be required under applicable securities laws.

Additional Information and Where to Find It

In connection with the proposed transaction, BGSF will file with the Securities and Exchange Commission (the “SEC”) a definitive proxy statement and other relevant documents, and will mail to BGSF’s shareholders a definitive proxy statement. BEFORE MAKING ANY VOTING DECISION, BGSF’S SHAREHOLDERS ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT IN ITS ENTIRETY WHEN IT BECOMES AVAILABLE AND ANY OTHER DOCUMENTS TO BE FILED WITH THE SEC IN CONNECTION WITH THE PROPOSED TRANSACTION OR INCORPORATED BY REFERENCE IN THE DEFINITIVE PROXY STATEMENT (IF ANY) BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION AND THE PARTIES TO THE PROPOSED TRANSACTION. Investors and shareholders may obtain a free copy of documents filed by BGSF with the SEC at the SEC’s website at www.sec.gov. In addition, investors and shareholders may obtain a free copy of BGSF’s filings with the SEC from BGSF’s website at https://investor.bgsf.com/financials/sec-filings/default.aspx, or by sending a written request to BGSF’s Corporate Secretary at our principal executive offices at 5850 Granite Parkway, Suite 730, Plano, Texas 75024.

Participants in the Solicitation

BGSF, its directors, and certain of its executive officers and employees may be deemed to be participants in soliciting proxies from its shareholders in connection with the proposed transaction. Information regarding BGSF’s directors and executive officers is contained in the most recent Annual Report on Form 10-K filed with the SEC. More detailed information regarding the identity of potential participants in the solicitation of BGSF’s shareholders in connection with the proposed transaction, and their direct or indirect interests, by securities, holdings, or otherwise, will be set forth in the definitive proxy statement and other materials relating to the proposed transaction when they are filed with the SEC. You may obtain free copies of these documents using the sources indicated above in Additional Information and Where to Find It.